UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _____________________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

SA FUNDS - INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)
_________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration No.:

	(3)	Filing Party:

	(4)	Date Filed:

Dear Shareholder:

I am writing to ask for your help. As a shareholder of the SA Funds, your vote is critical.

Because 50% of shareholders have not yet voted, we’ve had to adjourn the Meeting of Shareholders to April 26, 2019.

This why we need your vote on the enclosed proposals related to the new investment advisory and administrative service agreements between the Trust, on behalf of each Fund and the Adviser and the new sub-advisory agreements by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser.

Please note, these are administrative changes that will not impact your underlying investments or your fees.

As you may recall from previous mailings, the Board of Directors recommends approval of the proposals.

Voting takes two minutes. Just complete, sign, date and return the enclosed proxy card or vote by telephone or internet. Please vote as soon as possible to save the expense of additional solicitations.

If you have any questions about the proposal or the voting instructions, please call your financial advisor or Broadridge Financial Solutions, Inc. toll free at (844) 670-2133.

Sincerely,

Alex Potts
President & CEO, SA Funds

NOTICE OF ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

SA U.S. Fixed Income Fund	SA International Value Fund

SA Global Fixed Income Fund	SA International Small Company Fund

SA U.S. Core Market Fund	SA Emerging Markets Value Fund

SA U.S. Value Fund	SA Real Estate Securities Fund

SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund*

(each a “Fund” and together, the “Funds”)

* The SA Worldwide Moderate Growth Fund (the “Allocation Fund”) is structured as a fund of funds, with an investment adviser and no sub-adviser. All of the Funds other than the Allocation Fund have both an investment adviser and a sub-adviser (the “Sub-Advised Funds”).

Dear Shareholder:

I am writing to notify you that the special meeting (the “Meeting”) of shareholders of the above-named Funds, each a series of SA Funds - Investment Trust (the “Trust”), originally scheduled for January 29, 2019, has been adjourned to a new date of April 26, 2019 at 10:00 a.m. (Pacific Time). The Meeting will be held at 10 Almaden Blvd., 15th Floor, San Jose, California 95113. At the Meeting, shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposals	Applicable Funds

To approve new investment advisory and administrative services agreements between the Trust, on behalf of each Fund, and the Adviser.	All Funds

To approve new sub-advisory agreements by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser.	The Sub-Advised Funds

To comply with the Trust’s By-Laws and applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has established a new record date of February 5, 2019 (the ‘‘New Record Date’’) for the adjourned Meeting. Only shareholders of record at the close of business on the New Record Date are entitled to notice of, and to vote at, the adjourned Meeting (and any further adjournments thereof). The information in this letter amends the Notice of a Special Meetings of Shareholders that was mailed to you on or about November 30, 2018 (the ‘‘Original Notice’’) and the Proxy Statement for the Special Meeting of Shareholder that was mailed to you on or about November 30, 2018 (the ‘‘Proxy Statement’’) and any other information about the Meeting. Because you were a shareholder on November 16, 2018 (the ‘‘Original Record Date’’), you previously received the Original Notice and the Proxy Statement.

PLEASE TAKE A MINUTE TO CAST YOUR VOTE.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

To assure the presence of a sufficient quorum to approve the proposals at the Meeting, please promptly complete, sign, date and return the enclosed proxy card(s) or vote by telephone or internet at the number or website address printed on the enclosed proxy card(s). Voting is quick and easy. Please vote as soon as possible to save the expense of additional solicitations.

SA-Un-voted

The number of outstanding shares of each Fund, as of the close of business on the New Record Date, is included in Appendix A to this notice. As of the New Record Date: no shareholder owned, beneficially or of record, more than 5% of any Fund, except as provided in Appendix B; and the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Funds.

To the extent the information in the Original Notice and Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting.

If you would like another copy of the Proxy Statement or if you have any questions about the proposals or the voting instructions, please call Broadridge Financial Solutions, Inc. toll free at (844) 670-2133.

Sincerely,

Alex Potts
President & CEO, SA Funds

Appendix A - Shares Outstanding

Fund Name	Total Outstanding Shares as of the Record Date
SA U.S. Fixed Income Fund	61,645,164.40
SA International Value Fund	63,431,188.80
SA Global Fixed Income Fund	77,384,470.35
SA International Small Company Fund	16,497,887.57
SA U.S. Core Market Fund	33,224,240.75
SA Emerging Markets Value Fund	21,965,712.68
SA U.S. Value Fund	34,864,568.43
SA Real Estate Securities Fund	16,312,927.11
SA U.S. Small Company Fund	16,277,509.55
SA Worldwide Moderate Growth Fund	3,488,171.00

Appendix B - Principal Holders

As of the New Record Date, the persons shown in the table below were known to the Funds to own, beneficially or of record, more than 5% of the outstanding shares of any Fund. The nature of ownership for each position listed is “of record.”

SA U.S. Core Market Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	3,017,611.234	40.71%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	2,222,378.877	29.98%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	554,604.719	7.48%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Value Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	3,106,799.241	41.41%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	2,356,800.56	31.41%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	578,472.631	7.71%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Small Company Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,423,303.758	40.61%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,142,379.945	32.59%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	264,270.064	7.54%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA International Value Fund - Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,350,444.532	43.21%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,005,127.456	32.34%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	776,147.036	6.27%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA International Small Co Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,469,002.266	42.21%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,090,315.92	31.33%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	245,632.716	7.06%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Global Fixed Income- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	6,466,701.128	43.07%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	5,208,948.874	34.69%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	808,972.269	5.39%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Fixed Income Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,132,804.541	42.46%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,174,877.721	34.53%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	710,101.51	5.87%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Emerging Markets Value Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,837,542.538	44.53%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,251,460.316	30.33%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	295,949.484	7.17%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Real Estate Securities Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,454,510.911	44.03%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	999,880.519	30.27%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	267,892.992	8.11%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Worldwide Moderate Growth Fund
Registration	Share Balance	% of Total Shares
Pershing LLC	888,173.517	25.46%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,267,328.645	36.33%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	754,886.786	21.64%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Core Market Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	10,206,796.645	39.50%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	9,665,296.685	37.40%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	11,204,962.453	40.91%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	9,966,342.868	36.38%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Small Company Fund - Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,156,784.062	40.34%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,802,844.148	37.57%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA International Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	20,752,486.786	40.61%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	18,890,678.544	36.97%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA International Small Company Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,751,222.336	44.13%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	5,054,618.413	38.79%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA Global Fixed Income Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	25,409,666.948	40.66%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	25,363,782.688	40.59%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Fixed Income Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	20,258,192.99	40.77%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	19,561,053.594	39.37%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA Emerging Markets Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	7,416,477.492	41.53%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	6,068,726.735	33.98%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
National Financial Services LLC	1,120,967.838	6.28%
499 Washington Blvd.
Jersey City, NJ 07310-1995

SA Real Estate Securities Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,358,723.931	41.14%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,636,508.197	35.59%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
National Financial Services LLC	651,820.983	5.00%
499 Washington Blvd.
Jersey City, NJ 07310-1995

Dear Shareholder:

Enclosed are materials concerning the adjourned Meeting of Shareholders of the SA Funds, which is now scheduled to meet on April 26, 2019. YOU HAVE PREVIOUSLY VOTED YOUR SHARES.

●

IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, we will vote your shares according to your previous instructions on any previously submitted proxy card or pursuant to any instructions previously submitted by telephone or through the internet.

●	IF YOU WISH TO CHANGE YOUR VOTE, please call Broadridge Financial Solutions Inc., at (844) 670-2133.

As you may recall from previous mailings, the Board of Directors recommends approval of the proposals to approve new investment advisory and administrative service agreements between the Trust, on behalf of each Fund and the Adviser as well as approve new sub-advisory agreements by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser.

If you have any questions about the proposal or the voting instructions, please call your financial advisor or Broadridge Financial Solutions, Inc. toll free at (844) 670-2133.

Sincerely,

Alex Potts
President & CEO, SA Funds

NOTICE OF ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

SA U.S. Fixed Income Fund	SA International Value Fund

SA Global Fixed Income Fund	SA International Small Company Fund

SA U.S. Core Market Fund	SA Emerging Markets Value Fund

SA U.S. Value Fund	SA Real Estate Securities Fund

SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund*

(each a “Fund” and together, the “Funds”)

* The SA Worldwide Moderate Growth Fund (the “Allocation Fund”) is structured as a fund of funds, with an investment adviser and no sub-adviser. All of the Funds other than the Allocation Fund have both an investment adviser and a sub-adviser (the “Sub-Advised Funds”).

Dear Shareholder:

I am writing to notify you that the special meeting (the “Meeting”) of shareholders of the above-named Funds, each a series of SA Funds - Investment Trust (the “Trust”), originally scheduled for January 29, 2019, has been adjourned to a new date of April 26, 2019 at 10:00 a.m. (Pacific Time). The Meeting will be held at 10 Almaden Blvd., 15th Floor, San Jose, California 95113. At the Meeting, shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposals	Applicable Funds

To approve new investment advisory and administrative services agreements between the Trust, on behalf of each Fund, and the Adviser.	All Funds

To approve new sub-advisory agreements by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser.	The Sub-Advised Funds

To comply with the Trust’s By-Laws and applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has established a new record date of February 5, 2019 (the “New Record Date”) for the adjourned Meeting. Only shareholders of record at the close of business on the New Record Date are entitled to notice of, and to vote at, the adjourned Meeting (and any further adjournments thereof). The information in this letter amends the Notice of a Special Meeting of Shareholders that was mailed to you on or about November 30, 2018 (the “Original Notice”) and the Proxy Statement for the Special Meeting of Shareholders that was mailed to you on or about November 30, 2018 (the ‘‘Proxy Statement’’) and any other information about the Meeting. Because you were a shareholder on November 16, 2018 (the ‘‘Original Record Date’’), you previously received the Original Notice and the Proxy Statement. In response to the Proxy Statement:

YOU HAVE PREVIOUSLY VOTED YOUR SHARES.

●

IF YOU DO NOT WISH TO CHANGE YOUR VOTE, NO ACTION IS NECESSARY. Unless we receive instructions from you to the contrary, we will vote your shares according to your previous instructions on any previously submitted proxy card(s) or pursuant to any instructions previously submitted by telephone or through the internet.

SAVOTED

●	IF YOU WISH TO CHANGE YOUR VOTE, please call Broadridge Financial Solutions Inc. at (844) 670-2133.

As you may recall from previous mailings, the Board recommends approval of each of the proposals listed above.

The number of outstanding shares of each Fund, as of the close of business on the New Record Date, is included in Appendix A to this notice. As of the New Record Date: no shareholder owned, beneficially or of record, more than 5% of any Fund, except as provided in Appendix B; and the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Funds.

To the extent the information in the Original Notice and Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting.

If you would like another copy of the Proxy Statement or if you have any questions about the proposals or the voting instructions, please call Broadridge Financial Solutions, Inc. toll free at (844) 670-2133.

Sincerely,

Alex Potts President & CEO, SA Funds

Appendix A - Shares Outstanding

Fund Name	Total Outstanding Shares as of the Record Date
SA U.S. Fixed Income Fund	61,645,164.40
SA International Value Fund	63,431,188.80
SA Global Fixed Income Fund	77,384,470.35
SA International Small Company Fund	16,497,887.57
SA U.S. Core Market Fund	33,224,240.75
SA Emerging Markets Value Fund	21,965,712.68
SA U.S. Value Fund	34,864,568.43
SA Real Estate Securities Fund	16,312,927.11
SA U.S. Small Company Fund	16,277,509.55
SA Worldwide Moderate Growth Fund	3,488,171.00

Appendix B - Principal Holders

As of the New Record Date, the persons shown in the table below were known to the Funds to own, beneficially or of record, more than 5% of the outstanding shares of any Fund. The nature of ownership for each position listed is “of record.”

SA U.S. Core Market Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	3,017,611.234	40.71%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	2,222,378.877	29.98%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	554,604.719	7.48%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Value Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	3,106,799.241	41.41%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	2,356,800.56	31.41%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	578,472.631	7.71%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Small Company Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,423,303.758	40.61%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,142,379.945	32.59%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	264,270.064	7.54%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA International Value Fund - Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,350,444.532	43.21%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,005,127.456	32.34%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	776,147.036	6.27%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA International Small Co Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,469,002.266	42.21%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,090,315.92	31.33%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	245,632.716	7.06%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Global Fixed Income- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	6,466,701.128	43.07%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	5,208,948.874	34.69%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	808,972.269	5.39%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Fixed Income Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,132,804.541	42.46%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,174,877.721	34.53%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	710,101.51	5.87%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Emerging Markets Value Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,837,542.538	44.53%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,251,460.316	30.33%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	295,949.484	7.17%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Real Estate Securities Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,454,510.911	44.03%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	999,880.519	30.27%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	267,892.992	8.11%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Worldwide Moderate Growth Fund
Registration	Share Balance	% of Total Shares
Pershing LLC	888,173.517	25.46%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,267,328.645	36.33%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	754,886.786	21.64%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Core Market Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	10,206,796.645	39.50%
1 Pershing Plaza
Jersey City, NJ 07399-2052

Charles Schwab & Co. Inc.	9,665,296.685	37.40%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	11,204,962.453	40.91%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	9,966,342.868	36.38%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Small Company Fund - Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,156,784.062	40.34%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,802,844.148	37.57%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA International Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	20,752,486.786	40.61%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	18,890,678.544	36.97%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA International Small Company Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,751,222.336	44.13%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	5,054,618.413	38.79%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA Global Fixed Income Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	25,409,666.948	40.66%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	25,363,782.688	40.59%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Fixed Income Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	20,258,192.99	40.77%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	19,561,053.594	39.37%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA Emerging Markets Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	7,416,477.492	41.53%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	6,068,726.735	33.98%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
National Financial Services LLC	1,120,967.838	6.28%
499 Washington Blvd.
Jersey City, NJ 07310-1995

SA Real Estate Securities Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,358,723.931	41.14%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,636,508.197	35.59%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
National Financial Services LLC	651,820.983	5.00%
499 Washington Blvd.
Jersey City, NJ 07310-1995

Dear Shareholder:

I am writing to ask for your help. As a shareholder of the SA Funds, your vote is critical.

Because 50% of shareholders have not yet voted, we’ve had to adjourn the Meeting of Shareholders to April 26, 2019.

This why we need your vote on the enclosed proposals related to the new investment advisory and administrative service agreements between the Trust, on behalf of each Fund and the Adviser as well as the proposed new sub-advisory agreements by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser.

Please note, these are administrative changes that will not impact your underlying investments or your fees.

The Board of Directors recommends that you vote “FOR” the proposals.

Voting takes two minutes. Just complete, sign, date and return the enclosed proxy card or vote by telephone or internet. Please vote as soon as possible to save the expense of additional solicitations.

If you have any questions about the proposal or the voting instructions, please call your financial advisor or Broadridge Financial Solutions, Inc. toll free at (844) 670-2133.

Sincerely,

Alex Potts
President & CEO, SA Funds

NOTICE OF ADJOURNED SPECIAL MEETING OF SHAREHOLDERS

SA U.S. Fixed Income Fund	SA International Value Fund

SA Global Fixed Income Fund	SA International Small Company Fund

SA U.S. Core Market Fund	SA Emerging Markets Value Fund

SA U.S. Value Fund	SA Real Estate Securities Fund

SA U.S. Small Company Fund	SA Worldwide Moderate Growth Fund*

(each a “Fund” and together, the “Funds”)

* The SA Worldwide Moderate Growth Fund (the “Allocation Fund”) is structured as a fund of funds, with an investment adviser and no sub-adviser. All of the Funds other than the Allocation Fund have both an investment adviser and a sub-adviser (the “Sub-Advised Funds”).

Dear Shareholder:

I am writing to ask for your vote, as a shareholder of one or more of the above-named Funds, each a series of SA Funds - Investment Trust (the “Trust”), at the special meeting (the “Meeting”) of shareholders of the Trust, originally scheduled for January 29, 2019, which has been adjourned to a new date of April 26, 2019 at 10:00 a.m. (Pacific Time). The Meeting will be held at 10 Almaden Blvd., 15th Floor, San Jose, California 95113. At the Meeting, shareholders will be asked to vote on the following proposals with respect to each Fund in which they own shares:

Proposals	Applicable Funds

To approve new investment advisory and administrative services agreements between the Trust, on behalf of each Fund, and the Adviser.	All Funds

To approve new sub-advisory agreements by and among the Trust, on behalf of each Sub-Advised Fund, the Adviser and the Sub-Adviser.	The Sub-Advised Funds

PLEASE TAKE A MINUTE TO CAST YOUR VOTE.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

To assure the presence of a sufficient quorum to approve the proposals at the Meeting, please promptly complete, sign, date and return the enclosed proxy card(s) or vote by telephone or internet at the number or website address printed on the enclosed proxy card(s). Voting is quick and easy. Please vote as soon as possible to save the expense of additional solicitations.

To comply with the Trust’s By-Laws and applicable law with respect to the record date for an adjourned shareholder meeting, the Board of Trustees of the Trust (the “Board” or the “Trustees”) has established a new record date of February 5, 2019 (the “New Record Date”) for the adjourned Meeting. Only shareholders of record at the close of business on the New Record Date are entitled to notice of, and to vote at, the adjourned Meeting (and any further adjournments thereof). The information in this letter amends the enclosed Proxy Statement for the Special Meeting of Shareholders, dated November 30, 2018 (the “Proxy Statement”), and any other information about the Meeting. To the extent the information in the Proxy Statement has not been amended by this letter, such information remains applicable to this solicitation of proxies and the Meeting.

SA UNV NEW

The number of outstanding shares of each Fund, as of the close of business on the New Record Date, is included in Appendix A to this notice. As of the New Record Date: no shareholder owned, beneficially or of record, more than 5% of any Fund, except as provided in Appendix B; and the percentage of shares owned by the Trust’s Trustees and officers, individually and as a group, did not exceed 1% of the outstanding shares of any of the Funds.

If you have any questions about the proposals or the voting instructions, please call Broadridge Financial Solutions, Inc. toll free at (844) 670-2133.

Sincerely,

Alex Potts
President & CEO, SA Funds

Appendix A - Shares Outstanding

Fund Name	Total Outstanding Shares as of the Record Date
SA U.S. Fixed Income Fund	61,645,164.40
SA International Value Fund	63,431,188.80
SA Global Fixed Income Fund	77,384,470.35
SA International Small Company Fund	16,497,887.57
SA U.S. Core Market Fund	33,224,240.75
SA Emerging Markets Value Fund	21,965,712.68
SA U.S. Value Fund	34,864,568.43
SA Real Estate Securities Fund	16,312,927.11
SA U.S. Small Company Fund	16,277,509.55
SA Worldwide Moderate Growth Fund	3,488,171.00

Appendix B - Principal Holders

As of the New Record Date, the persons shown in the table below were known to the Funds to own, beneficially or of record, more than 5% of the outstanding shares of any Fund. The nature of ownership for each position listed is “of record.”

SA U.S. Core Market Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	3,017,611.234	40.71%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	2,222,378.877	29.98%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	554,604.719	7.48%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Value Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	3,106,799.241	41.41%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	2,356,800.56	31.41%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	578,472.631	7.71%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Small Company Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,423,303.758	40.61%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,142,379.945	32.59%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	264,270.064	7.54%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA International Value Fund - Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,350,444.532	43.21%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,005,127.456	32.34%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	776,147.036	6.27%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA International Small Co Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,469,002.266	42.21%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,090,315.92	31.33%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	245,632.716	7.06%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Global Fixed Income- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	6,466,701.128	43.07%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	5,208,948.874	34.69%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	808,972.269	5.39%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Fixed Income Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,132,804.541	42.46%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,174,877.721	34.53%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	710,101.51	5.87%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Emerging Markets Value Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,837,542.538	44.53%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,251,460.316	30.33%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	295,949.484	7.17%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Real Estate Securities Fund- Investor Share
Registration	Share Balance	% of Total Shares
Pershing LLC	1,454,510.911	44.03%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	999,880.519	30.27%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	267,892.992	8.11%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA Worldwide Moderate Growth Fund
Registration	Share Balance	% of Total Shares
Pershing LLC	888,173.517	25.46%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	1,267,328.645	36.33%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
TD Ameritrade Inc. For The	754,886.786	21.64%
Exclusive Benefit of Our Clients
P.O. Box 2226
Omaha, NE 68103-2226

SA U.S. Core Market Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	10,206,796.645	39.50%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	9,665,296.685	37.40%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	11,204,962.453	40.91%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	9,966,342.868	36.38%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Small Company Fund - Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,156,784.062	40.34%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,802,844.148	37.57%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA International Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	20,752,486.786	40.61%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	18,890,678.544	36.97%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA International Small Company Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,751,222.336	44.13%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	5,054,618.413	38.79%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA Global Fixed Income Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	25,409,666.948	40.66%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	25,363,782.688	40.59%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA U.S. Fixed Income Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	20,258,192.99	40.77
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	19,561,053.594	39.37
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905

SA Emerging Markets Value Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	7,416,477.492	41.53%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	6,068,726.735	33.98%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
National Financial Services LLC	1,120,967.838	6.28%
499 Washington Blvd.
Jersey City, NJ 07310-1995

SA Real Estate Securities Fund- Select Share
Registration	Share Balance	% of Total Shares
Pershing LLC	5,358,723.931	41.14%
1 Pershing Plaza
Jersey City, NJ 07399-2052
Charles Schwab & Co. Inc.	4,636,508.197	35.59%
Special Custody Account For The
Exclusive Benefit of Customers
211 Main St.
San Francisco, CA 94105-1905
National Financial Services LLC	651,820.983	5.00%
499 Washington Blvd.
Jersey City, NJ 07310-1995